UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	ECO2 Plastics Inc.		Case No.		09-33702 DM
	A Delaware Corporation
			CHAPTER 11
			MONTHLY OPERATING REPORT
			(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	Jan-10	PETITION DATE:		11/24/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month		End of Prior Month	As of Petition Filing
	a. Current Assets		$448,548		$535,707
	b. Total Assets		$1,684,692		$1,735,707	$1,719,576
	c. Current Liabilities		$215,284		$191,903
	d. Total Liabilities		$15,542,554		$15,611,788	$15,327,270	As Amended
3.	Statement of Cash Receipts & Disbursements for Month		Current Month		Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$195,685		$201,906	$397,591
	b. Total Disbursements		$169,199		$145,855	$315,054
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		$26,486		$56,051	$82,537
	d. Cash Balance Beginning of Month		$61,729		$5,678	$5,678
	e. Cash Balance End of Month (c + d)		$88,215		$61,729	$88,215
			Current Month		Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		$(76,073)		$(169,278)	$(274,424)
5.	Account Receivables (Pre and Post Petition)		$177,755		$315,255
6.	Post-Petition Liabilities		$215,284		$191,903
7.	Past Due Post-Petition Account Payables (over 30 days)		$0		$0
At the end of this reporting month:					Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal					x
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of					x
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,					x
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability? (market value)				x
13.	Are a plan and disclosure statement on file?					x
14.	Was there any post-petition borrowing during this reporting period?					x
15.	Check if paid: Post-petition taxes		; U.S. Trustee Quarterly Fees	X	; Check if filing is current for: Post-petition
	tax reporting and tax returns: .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:
			Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	01/31/10
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
$0		$0	2	less: Sales Returns & Allowances		$0
$0	$0	$0	3	Net Sales		$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')		$0
$0	$0	$0	5	Gross Profit		$0	$0
$0		$0	6	Interest		$0
		$0	7	Other Income:
		$0	8
		$0	9
$0	$0	$0	10	Total Revenues		$0	$0
				Expenses:
$26,654	$29,192	$2,538	11	Compensation to Owner(s)/Officer(s)		$67,269	$25,385
$36,628	$47,696	$11,068	12	Salaries		$93,870	$34,884
$1,562		$(1,562)	13	Payroll Processing Fee		$1,562	$910
		$0	14
$1,499	$1,500	$1	15	Rent/Lease: Personal Property		$4,810	$1,500
$19,300	$15,000	$(4,300)	16	Real Property		$51,584	$8,600
$13,514	$11,110	$(2,404)	17	Insurance		$30,693	$10,912
		$0	18	Management Fees
		$0	19	Depreciation
$4,530	$7,074	$2,544	20	Taxes: Employer Payroll Taxes		$9,762	$4,821
		$0	21	Real Property Taxes
		$0	22	Other Taxes
$1,068		$(1,068)	23	Moving Expense		$1,068	$11,000
$261	$135	$(126)	24	Other Administrative (Cafeteria)		$761
	$21,195	$21,195	25	Interest			$21,897
$1,787	$540	$(1,247)	26	Other Expenses:	General	$4,837	$2,000
$1,795	$1,735	$(60)	27	Utilities		$3,470	$1,500
$742	$765	$23	28	Telephone		$1,515	$765
	$18,750	$18,750	29	Cool Clean Settlement			$18,750
$3,500	$2,500	$(1,000)	30	Employee Expenses		$6,000	$2,500
		$0	31	Fees for Initial SEC 8k Filing		$1,205	$1,000
$8,925		$(8,925)	32	Patent Expenses		$8,925	$11,000
$582		$(582)	33	Transfer Agent Stock Listing charges		$582
	$54,905	$54,905	34	Prepetition Employee Expenses			$32,943
$122,346	$212,096	$89,750	35	Total Expenses		$287,913	$190,367
$(122,346)	$(212,096)	$89,750	36	Subtotal		$(287,913)	$(190,367)
$(49,055)	$(50,000)	$(945)	37	Reorganization Items: Professional Fees		$(171,242)	$(50,000)
		$0	38	Provisions for Rejected Executory Contracts		$0
		$0	39	Interest Earned on Accumulated Cash from		$0
				Resulting Chp 11 Case		0
$96,303	$87,150	$9,153	40	Gain or (Loss) from Sale of Equipment		$185,705
$(975)		$975	41	U.S. Trustee Quarterly Fees		$(975)
		$0	42
$46,273	$37,150	$9,123	43	Total Reorganization Items		$13,489	$(50,000)
$(76,073)	$(174,946)	$98,873	44	Net Profit (Loss) Before Federal & State Taxes		$(274,424)	$(240,367)
		$0	45	Federal & State Income Taxes
$(76,073)	$(174,946)	$98,873	46	Net Profit (Loss)		$(274,424)	$(240,367)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Exhibit A - Statement of Operations - Explanation of Variances +/- 10%

Line 12. A portion of the labor forecast should have been a part of asset removal and charged to gain or loss.
Line 13. Payroll processing fee included as part of labor forecast
Line 16. Revised amount after completion of storage rental agreement
Line 17. Workers comp insurance ($1,436) bill for December not received until January
Line 20. Prior month accrual not deducted from forecast and plant labor taxes should have been forecast in gain or loss account
Line 23. Early expenditure of moving expenses budgeted for next month.
Line 25. Not paid due to delay in DIP financing
Line 26. Charge for Quickbooks Online Annual Fee ($754) not in original forecast
Line 29. Not paid due to delay in DIP financing. Extended until Feb 24th
Line 30. Late submission of December expense report
Line 32. Early expenditures on patent maintenance budgeted for next month
Line 34. Pre petition key employee expenses in forecast but not yet approved by the Court.

BALANCE SHEET
(General Business Case)
For the Month Ended				01/31/10
	Assets
				From Schedules	Market Value
	Current Assets
1		Cash and cash equivalents - unrestricted			$88,215
2		Cash and cash equivalents - restricted
3		Accounts receivable (net)		A	$177,755
4		Inventory		B	$0
5		Prepaid expenses
6		Professional retainers			$82,578
7		Other:	Honeywell License		$100,000
8
9			Total Current Assets		$448,548
	Property and Equipment (Market Value)
10		Real property		C	$0
11		Machinery and equipment		D	$1,190,000
12		Furniture and fixtures		D
13		Office equipment		D	$10,000
14		Leasehold improvements		D	$0
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D
21			Total Property and Equipment		$1,200,000
	Other Assets
22		Loans to shareholders
23		Loans to affiliates
24		Security Deposit to Norris Industry (Landlord)			$36,144
25
26
27
28			Total Other Assets		$36,144
29			Total Assets		$1,684,692
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
		prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$9,040
31	Payroll taxes		$691
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$34,311
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$171,242
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42
43
44	Total Current Liabilities		$215,284
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$215,284
	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$12,403,473
48	Priority unsecured claims	F	$242,761
49	General unsecured claims	F	$2,681,036
50	Total Pre-Petition Liabilities		$15,327,270
51	Total Liabilities		$15,542,554
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(102,005,916)
53	Capital Stock		$1,039,564
54	Additional paid-in capital		$117,000,652
55	Cumulative profit/(loss) since filing of case		$(274,424)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$(29,617,738)
59	Total Equity (Deficit)		$(13,857,862)
60	Total Liabilities and Equity (Deficit)		$1,684,692

			$0

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days					$34,311
31-60 Days					$0
61-90 Days					$0	$0
91+ Days				$177,755	$0
Total accounts receivable/payable				$177,755	$34,311
Allowance for doubtful accounts
Accounts receivable (net)				$177,755
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month		0
				Add -
Retail/Restaurants -				Net purchase		$0
Product for resale				Direct labor		$0
				Manufacturing overhead		$0
Distribution -				Freight in		$0
Products for resale				Other:		$0

Manufacturer -
Raw Materials
Work-in-progress				Less -
Finished goods				Inventory End of Month		$0
				Shrinkage		$0
Other - Explain				Personal Use		$0

				Cost of Goods Sold		$0
TOTAL			$0

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	No	x
How often do you take a complete physical inventory?				Valuation methods -
				FIFO cost
Weekly				LIFO cost
Monthly	x			Lower of cost or market
Quarterly				Retail method
Semi-annually				Other
Annually				Explain
Date of last physical inventory was			1/31/2010 0:00

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Plastic Plant		$1,190,000
Assets for Sale

Total	$0	$1,190,000
Furniture & Fixtures -

Total	$0	$0
Office Equipment -
		$10,000

Total	$0	$10,000
Leasehold Improvements -

Total	$0	$0
Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$12,403,473	$12,403,473
Priority claims other than taxes			$84,276	$36,750
Priority tax claims			$206,011	$206,011
General unsecured claims			$2,633,510	$2,681,036	As amended
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo	Wells Fargo	Petty Cash
Account Type	Checking	Savings
Account No.	xxx-xxx-1215	xxx-xxx-2116
Account Purpose	operations
Balance, End of Month	$87,495	$678	$42
Total Funds on Hand for all Accounts	$88,215
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
	For the Month Ended	01/31/10
			Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$0	$0
2	Cash Received from Sales
3	Interest Received		$0	$0
4	Borrowings		$0	$0
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions		$0	$0
7	Sales of Assets		$190,500	$389,050
8	Sales of Assets Scrap		$5,051	$8,403
9	Refund (Honeywell)			$4
10	Refund (Cafeteria Plan)		$135	$135
11
12	Total Cash Receipts		$195,685	$397,592
	Cash Disbursements
13	Payments for Inventory		0	0
14	Selling		$0	$0
15	Administrative / Legal		$65,127	$65,127
16	Capital Expenditures		$0	$0
17	Principal Payments on Debt		$0	$0
18	Interest Paid		$0	$0
	Rent/Lease:		$0	$0
19	Personal Property		$3,302	$3,302
20	Real Property		$15,000	$47,284
	Amount Paid to Owner(s)/Officer(s)		$0	$0
21	Salaries		$23,128	$59,693
22	Draws		$0	$0
23	Commissions/Royalties		$0	$0
24	Expense Reimbursements		$1,500	$5,148
25	Other Employee Expense Reimbursements		$2,533	$0
26	Salaries/Commissions (less employee withholding)		$33,931	$74,414
27	Management Fees		$0	$0
	Taxes:		$0	$0
28	Employee Withholding		$13,220	$25,509
29	Employer Payroll Taxes		$5,454	$9,834
30	Real Property Taxes		$0	$0
31	Other Taxes		$0	$0
32	Other Cash Outflows:		$0	$0
33	Liability / Life Insurance		$1,665	$13,636
34	Health Benefits			$5,208
35	Payroll Processing		$1,562	$2,018
36	Misc Supplies		$2,402	$3,426
37	Bank Charges		$376	$456
38	Total Cash Disbursements:		$169,199	$315,055
39	Net Increase (Decrease) in Cash		$26,486	$82,537
40	Cash Balance, Beginning of Period		$61,729	$5,678
41	Cash Balance, End of Period		$88,215	$88,215